Exhibit (h)(8)(ii)

AMENDMENT NO. 1

SECURITIES LENDING AGREEMENT

Amendment No. 1, effective as of October 18, 2021 (“Amendment No. 1”), to the Securities Lending Agreement dated as of April 11, 2016 (“Agreement”), by and between JPMorgan Chase Bank, National Association (“J.P. Morgan”) and each Equitable (formerly, AXA) investment company identified in Annex A hereto (“Lender”).

J.P. Morgan and Lender agree to modify and amend the Agreement as follows:

1.

Name Changes: All references to AXA Equitable Funds Management Group, LLC are hereby deleted and replaced with Equitable Investment Management Group, LLC. All references to AXA are hereby deleted and replaced with Equitable.

2.	Annex A. Annex A to the Agreement is deleted and replaced in its entirety by Annex A attached hereto.

3.

Schedule 4. Schedule 4 to the Agreement, setting forth the Limitations on Securities Available for Loan, Lending Accounts and Markets is deleted and replaced in its entirety by Schedule 4 attached hereto.

4.	Ratification. Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 1 as of the date first above set forth.

EQ Advisors Trust 1290 Funds On behalf of each of their series listed on Annex A	JPMorgan Chase Bank, N.A.
By: /s/ Brian Walsh Name: Brian Walsh Title: Chief Financial Officer Date: 10/25/21	By: /s/ Joseph Ruggerio Name: Joseph Ruggerio Title: Executive Director Date: 10/27/21

Securities Lending Agreement

ANNEX A

EQ Advisors Trust
1290 VT CONVERTIBLE SECURITIES PORTFOLIO
1290 VT DoubleLine Dynamic Allocation Portfolio	EQ/Franklin Rising Dividends Portfolio
1290 VT DoubleLine Opportunistic Bond Portfolio	EQ/Franklin Small Cap Value Managed Volatility Portfolio
1290 VT Equity Income Portfolio	EQ/Franklin Strategic Income Portfolio
1290 VT GAMCO Mergers & Acquisitions Portfolio	EQ/Global Equity Managed Volatility Portfolio
1290 VT GAMCO Small Company Value Portfolio	EQ/Goldman Sachs Growth Allocation Portfolio
1290 VT High Yield Bond Portfolio	EQ/Goldman Sachs Mid Cap Value Portfolio
1290 VT Low Volatility Global Equity Portfolio	EQ/Goldman Sachs Moderate Growth Allocation
1290 VT Micro Cap Portfolio	EQ/Intermediate Government Bond Portfolio
1290 VT Moderate Growth Allocation Portfolio	EQ/International Core Managed Volatility Portfolio
1290 VT Multi-Alternative Strategies Portfolio	EQ/International Equity Index Portfolio
1290 VT Natural Resources Portfolio	EQ/International Managed Volatility Portfolio
1290 VT Real Estate Portfolio	EQ/International Value Managed Volatility Portfolio
1290 VT Small Cap Value Portfolio	EQ/INVESCO COMSTOCK PORTFOLIO
1290 VT SmartBeta Equity Portfolio	EQ/Invesco Global Portfolio
1290 VT Socially Responsible Portfolio	EQ/Invesco Global Real Estate Portfolio
ATM International Managed Volatility Portfolio	EQ/Invesco International Growth Portfolio
ATM Large Cap Managed Volatility Portfolio	EQ/Invesco Moderate Allocation Portfolio
ATM Mid Cap Managed Volatility Portfolio	EQ/Invesco Moderate Growth Allocation Portfolio
ATM Small Cap Managed Volatility Portfolio	EQ/Janus Enterprise Portfolio
EQ/ 2000 Managed Volatility Portfolio	EQ/JP Morgan Growth Allocation
EQ/ 400 managed Volatility Portfolio	EQ/JPMorgan Value Opportunities Portfolio
EQ/ Invesco International Growth Portfolio	EQ/Large Cap Core Managed Volatility Portfolio
EQ/1290 VT Moderate Growth Allocation Portfolio	EQ/Large Cap Growth Index Portfolio
EQ/2000 Managed Volatility Portfolio	EQ/Large Cap Growth Managed Volatility Portfolio
EQ/400 managed Volatility Portfolio	EQ/Large Cap Value Index Portfolio
EQ/500 managed Volatility Portfolio	EQ/Large Cap Value Managed Volatility Portfolio
EQ/AB Dynamic Aggressive Growth	EQ/Lazard Emerging Markets Equity Portfolio
EQ/AB Dynamic Growth Portfolio	EQ/Long-Term Bond Portfolio
EQ/AB Dynamic Moderate Growth Portfolio	EQ/Loomis Sayles Growth Portfolio
EQ/AB Short Duration Government Bond Portfolio	EQ/MFS International Growth Portfolio
EQ/AB Small Cap Growth Portfolio	EQ/MFS International Intrinsic Value Portfolio
EQ/All Asset Growth Allocation Portfolio	EQ/MFS Mid Cap Focused Growth Portfolio
EQ/American Century Mid Cap Value Portfolio	EQ/MFS Technology Portfolio
EQ/American Century Moderate Growth Allocation Portfolio	EQ/MFS Utilities Series Portfolio
EQ/AXA Investment Managers Moderate Allocation Portfolio	EQ/Mid Cap Index Portfolio
EQ/Capital roup Research Portfolio	EQ/Mid Cap Value Managed Volatility Portfolio
EQ/Clearbridge Large Cap Growth Portfolio	EQ/Money Market Portfolio
EQ/Clearbridge Select Equity Managed Volatility Portfolio	EQ/Morgan Stanley Small Cap Growth Portfolio
EQ/Common Stock Index Portfolio	EQ/PIMCO Global Real Return Portfolio
EQ/Core Bond Index Portfolio	EQ/PIMCO Real Return Portfolio
EQ/Emerging Markets Equity Plus Portfolio	EQ/PIMCO Total Return Portfolio
EQ/Equity 500 Index Portfolio	EQ/PIMCO Ultra Short Bond Portfolio
EQ/Fidelity Institutional AM Large Cap Portfolio	EQ/Quality Bond PLUS Portfolio
EQ/First Trust Moderate Growth Allocation Portfolio	EQ/Small Company Index Portfolio
EQ/Franklin Growth Allocation Portfolio	EQ/T. Rowe Price Growth Stock Portfolio
EQ/Franklin Moderate Allocation Portfolio	EQ/T. Rowe Price Health Sciences Portfolio

EQ/Value Equity Portfolio	1290 Funds Trust
EQ/Wellington Energy Portfolio	1290 GAMCO Small/Mid Cap Value Fund
Multimanager Aggressive Equity Portfolio	1290 High Yield Bond Fund
Multimanager Core Bond Portfolio	1290 Diversified Bond Fund
Multimanager Technology Portfolio	1290 Smart Beta Equity Fund
1290 DoubleLine Dynamic Allocation Fund

Securities Lending Agreement

EACH OF THE EQUITABLE FUND LENDERS

LISTED ON ANNEX A HERETO

SCHEDULE 4 JPMorgan Chase Bank, N.A.

Securities Lending – Limitations on Securities Available for Loan, Lending Accounts and Markets

Limitations on Securities Available for Loan

The following limitations shall apply to J.P. Morgan’s authority to lend Securities held in the Lending Accounts:

1. At the time of any Loan, the aggregate Market Value of Lender’s Securities on Loan after taking such Loan into account shall not exceed 30% of the aggregate Market Value of Lender’s total assets, including collateral for Loans.

2. No more than 90% of any Security held by Lender may be on loan at the time the Loan is initiated.

3. At the initiation of any Loan, the maximum rebate rate must be Overnight Bank Funding Rate (OBFR) minus 25 basis points on Loans collateralized with cash; on Loans collateralized with securities, the Lender will charge Borrowers a minimum 25 basis point fee.

Lending Accounts

Lending Account Name	Lending Account Numbers
1290 VT CONVERTIBLE SECURITIES PORTFOLIO		P75009
1290 VT DoubleLine Dynamic Allocation Portfolio	EIV69	G30204
1290 VT DoubleLine Opportunistic Bond Portfolio	AHL95	P24225
1290 VT Equity Income Portfolio	38944	G09834
1290 VT GAMCO Mergers & Acquisitions Portfolio	35949	G09840
1290 VT GAMCO Small Company Value Portfolio	43362	G09841
1290 VT High Yield Bond Portfolio - AXA Investment Managers		G30168
1290 VT High Yield Bond Portfolio - FMG LCC		G23689
1290 VT High Yield Bond Portfolio- Post	AEX34	G24420
1290 VT Low Volatility Global Equity Portfolio		P75011
1290 VT Micro Cap Portfolio - Lord Abbett		G24412
1290 VT Micro Cap Portfolio -Blackrock		G24413
1290 VT Moderate Growth Allocation Portfolio	EQP54	P93554
1290 VT Multi-Alternative Strategies Portfolio - FMG		P43360

1290 VT Natural Resources Portfolio - AB	30497	G30170
1290 VT Real Estate Portfolio -AllianceBernstein	ABD65	G30165
1290 VT Small Cap Value Portfolio - Horizon	AEX33	G24419
1290 VT Small Cap Value Portfolio-Blackrock		G24417
1290 VT SmartBeta Equity Portfolio - AXA Rosenberg	ADF89	P75008
1290 VT Socially Responsible Portfolio -Blackrock	38438	G08437
ATM International Managed Volatility Portfolio- AllianceBernstein	57784	P04048
ATM International Managed Volatility Portfolio- Blackrock	57785	P03730
ATM Large Cap Managed Volatility Portfolio- AllianceBernstein		P04039
ATM Large Cap Managed Volatility Portfolio- Blackrock		P03721
ATM Mid Cap Managed Volatility Portfolio- AllianceBernstein		P04045
ATM Mid Cap Managed Volatility Portfolio- Blackrock		P03727
ATM Small Cap Managed Volatility Portfolio- AllianceBernstein		P04042
ATM Small Cap Managed Volatility Portfolio- Blackrock		P03724
EQ/2000 Managed Volatility Portfolio - Blackrock		P03723
EQ/2000 Managed Volatility Portfolio- AllianceBernstein		P04041
EQ/400 managed Volatility Portfolio- AllianceBernstein		P04044
EQ/400 managed Volatility Portfolio- Blackrock		P03726
EQ/500 managed Volatility Portfolio- AllianceBernstein		P04038
EQ/500 managed Volatility Portfolio- Blackrock		P03720
EQ/AB Dynamic Aggressive Growth Portfolio	EKY83	P43358
EQ/AB Dynamic Growth Portfolio	AHL94	P24224
EQ/AB Dynamic Moderate Growth Portfolio	86997	P13896
EQ/AB Short Duration Government Bond Portfolio	ABV48	G23857
EQ/AB Small Cap Growth Portfolio- Active		G80446
EQ/AB Small Cap Growth Portfolio- Passive		G80447
EQ/All Asset Growth AllocationPortfolio		G80448
EQ/American Century Mid Cap Value Portfolio	EMR57	P45410
EQ/American Century Moderate Growth Allocation Portfolio	EQP55	P93555
EQ/AXA Investment Managers Moderate Allocation Portfolio	EQP56	P93556
EQ/Capital Group Research Portfolio	15733	G08239
EQ/Clearbridge Large Cap Growth Portfolio		G08048
EQ/Clearbridge Select Equity Managed Volatility Portfolio	41986	G11251
EQ/Clearbridge Select Equity Managed Volatility Portfolio - Blackrock	53048	P03296
EQ/Common Stock Index Portfolio - AllianceBernstein	29812	G09751
EQ/Core Bond Index Portfolio - SSgA	12234	G07195
EQ/Emerging Markets Equity Plus Portfolio- Alliance Bernstein Passive	30500	G30162
EQ/Emerging Markets Equity Plus Portfolio- AXA FMG		G30161
EQ/Emerging Markets Equity Plus Portfolio- Earnest Partners LLC	30495	G30163
EQ/Equity 500 Index Portfolio - AllianceBernstein	5016	G05924
EQ/Fidelity Institutional AM Large Cap Portfolio	EMR58	P45411
EQ/First Trust Moderate Growth Allocation Portfolio	EQP57	P93557
EQ/Franklin Growth Allocation Portfolio	EQP60	P93560
EQ/Franklin Moderate Allocation Portfolio		P59483
EQ/Franklin Rising Dividends Portfolio	EMR59	P45412
EQ/Franklin Samll Cap Value Managed Volatility Portfolio- Blackrock	53039	P03287
EQ/Franklin Samll Cap Value Managed Volatility Portfolio- Franklin	41985	G11250
EQ/Franklin Strategic Income Portfolio	EMR60	P45413

EQ/Global Equity Managed Volatility- Blackrock Portfolio-MSCI EAFE	53044	P03292
EQ/Global Equity Managed Volatility Portfolio- Blackrock S&P 500		P03377
EQ/Global Equity Managed Volatility Portfolio- Invesco	ACA07	G23895
EQ/Global Equity Managed Volatility Portfolio- Morgan Stanley	9919	G06988
EQ/Goldman Sachs Growth Allocation Portfolio	EQP58	P93558
EQ/Goldman Sachs Mid Cap Value Portfolio	EMR61	P45414
EQ/Goldman Sachs Moderate Growth Allocation	AHM44	P24447
EQ/Intermediate Government Bond Portfolio - SSgA	4276	G05334
EQ/International Core Managed Volatility- Earnest	AFE41	G24443
EQ/International Core Managed Volatility Portfolio- Blackrock	44730	G11564
EQ/International Core Managed Volatility Portfolio- Federated Investors Inc	46927	G11549
EQ/International Core Managed Volatility Portfolio- FMG LLC ETF		G11550
EQ/International Core Managed Volatility Portfolio- MFS	ACA05	G23893
EQ/International Equity Index Portfolio - AllianceBernstein	29813	G09752
EQ/International Managed Volatility- AllianceBernstein	57782	P04047
EQ/International Managed Volatility Portfolio- Blackrock	57783	P03729
EQ/International Value Managed Volatility - Blackrock	9914	G06983
EQ/International Value Managed Volatility Portfolio- Harris	87030	P14003
EQ/INVESCO COMSTOCK PORTFOLIO	40317	G10329
EQ/Invesco Global Portfolio	41988	G11253
EQ/Invesco Global Real Assets Portfolio	EMR62	P45415
EQ/Invesco International Growth Portfolio	EMR63	P45416
EQ/Invesco Moderate Allocation Portfolio	AHM45	P24448
EQ/Invesco Moderate Growth Allocation Portfolio	EQP59	P93559
EQ/Janus Enterprise Portfolio - Janus	43593	G10330
EQ/JP Morgan Gropwth Allocation	EKY84	P43359
EQ/JP Morgan Value Opportunities Portfolio	9913	G06982
EQ/Large Cap Core Managed Volatility Portfolio- Capital Guardian	AWZ88	G23905
EQ/Large Cap Core Managed Volatility Portfolio- FMG LLC ETF		G11556
EQ/Large Cap Core Managed Volatility Portfolio- GQG Partners LLC	AFE39	G24441
EQ/Large Cap Core Managed Volatility Portfolio- Vaughn Nelson		G11555
EQ/Large Cap Core Managed Volatility POrtfolio-Blackrock	44753	G11567
EQ/Large Cap Growth Index Portfolio - AllianceBernstein	15731	G08237
EQ/Large Cap Growth Managed Volatility - HS Investment Partners	EEW68	P88939
EQ/Large Cap Growth Managed Volatility- Blackrock	44732	G11566
EQ/Large Cap Growth Managed Volatility Portfolio- FMG LLC ETF		G11554
EQ/Large Cap Growth Managed Volatility Portfolio- Loomis	44715	G11553
EQ/Large Cap Growth Managed Volatility Portfolio- Polen Capital	EEZ18	G23904
EQ/Large Cap Growth Managed Volatility- T Rowe	ACA02	G23890
EQ/Large Cap Value Index Portfolio - AB	38463	G10983
EQ/Large Cap Value Managed Volatility Portfolio-AllianceBernstein Active		G07193
EQ/Large Cap Value Managed Volatility Portfolio-AllianceBernsten ATM	52661	G00040
EQ/Large Cap Value Managed Volatility Portfolio-Aristotle Cap Mangment LLC		G23902
EQ/Large Cap Value Managed Volatility Portfolio-FMG		G23903
EQ/Large Cap Value Managed Volatility-MFS	AFE40	G24442
EQ/Lazard Emerging Markets Equity Portfolio	EMR36	P45402
EQ/Long-Term Bond Portfolio - AllianceBernstein	EYM67	G38787
EQ/Loomis Sayles Growth Portfolio		G10224

EQ/MFS International Growth Portfolio	34361	G10232
EQ/MFS International Intrinsic Value Portfolio	EMR37	P45403
EQ/MFS Mid Cap Focused Growth Portfolio	EMR34	P45400
EQ/MFS Technology Portfolio	EMR38	P45404
EQ/MFS Utilities Series Portfolio	EMR39	P45405
EQ/Mid Cap Index Portfolio - AB	21620	G08812
EQ/Mid Cap Value Managed Volatility - Blackrock	44731	G11565
EQ/Mid Cap Value Managed Volatility Portfolio - FMG LLC ETF		G11552
EQ/Mid Cap Value Managed Volatility Portfolio - Wellington	44713	G11551
EQ/Mid Cap Value Managed Volatility Portfolio- Diamond Hill	ACA08	G23896
EQ/Money Market Portfolio - Dreyfus	4275	G03872
EQ/Morgan Stanley Small Cap Growth Portfolio-Blackrock		G24414
EQ/Morgan Stanley Small Cap Growth Portoflio	AEX32	G24418
EQ/PIMCO Global Real Return Portfolio	ABD23	G30167
EQ/PIMCO Real Return Portfolio	EMR40	P45406
EQ/PIMCO Total Return Portfolio	EMR41	P45407
EQ/PIMCO Ultra Short Bond Portfolio	34376	G10230
EQ/Quality Bond PLUS - PIMCO	ACA11	G23899
EQ/Quality Bond PLUS Portfolio - AllianceBernstein	5320	G05827
EQ/Quality Bond Plus Portfolio- Alliance Bernstein Passive		G30226
EQ/Small Company Index Portfolio - AllianceBernstein	57999	G07196
EQ/T. Rowe Price Growth Stock Portfolio	47235	G10233
EQ/T. Rowe Price Health Sciences Portfolio	EMR42	P45408
EQ/Value Equity Portfolio	9922	G06991
EQ/Wellington Energy Portfolio	EMR33	P45399
Multimanager Aggressive Equity Portfolio - AllianceBernstein - ATM	52766	P02708
Multimanager Aggressive Equity Portfolio - ClearBridge	20345	G08666
Multimanager Aggressive Equity Portfolio - Scotia Institutional Asset Management US LTD	25407	G09295
Multimanager Aggressive Equity Portfolio - T. Rowe Price	25387	G09275
Multimanager Aggressive Equity Portfolio - Westfield	25395	G09283
Multimanager Core Bond Portfolio - BlackRock	25393	G09281
Multimanager Core Bond Portfolio - PIMCO	25404	G09292
Multimanager Core Bond Portfolio - SSgA	52767	P02709
Multimanager Core Bond Portfolio- Doubleline	AHH64	P22045
Multimanager Technology Portfolio - AB	52778	P02720
Multimanager Technology Portfolio - Allianz	25396	G09284
Multimanager Technology Portfolio - Wellington	25390	G09278
Multimanger Technology Portfolio - FMG		P03700

Eligible Markets

J.P. Morgan may lend Securities in the following markets:

Number	Lending Markets	Lender Approves	Additional Market Requirements
(Check All That Apply)
1	Australia	X	Yes – refer to Addendum (I) below

2	Austria	X

3	Belgium	X

4	Brazil		Yes – An additional agreement is required. Please contact your Sales Specialist or Relationship Manager for additional information.

5	Canada	X

6	Czech Republic	X

7	Denmark	X

8	Euroclear	X

9	Finland	X

10	France	X	Yes – refer to Addendum (V) below

11	Germany	X

12	Greece	X	Yes – refer to Addendum (II) below

13	Hong Kong	X

14	Hungary	X	Yes – refer to Addendum (III) below

15	Ireland	X

16	Israel	X

17	Italy	X

18	Japan	X	Yes – refer to Addendum (III) below

19	Malaysia		Yes - An additional agreement is required. Please contact your Sales Specialist or Relationship Manager for additional information.

20	Mexico	X	Yes – refer to Addendum (III) below

21	Netherlands	X

22	New Zealand	X

23	Norway	X

24	Poland	X

25	Portugal	X

26	Singapore	X	Yes – refer to Addendum (III) below

27	South Africa	X

28	South Korea		Yes – An additional agreement is required. Please contact your Sales Specialist or Relationship Manager for additional information.

29	Spain	X

30	Sweden	X

31	Switzerland	X

32	Taiwan		Yes - An additional agreement is required. Please contact your Sales Specialist or Relationship Manager for additional information.

33	Thailand	X	Yes – refer to Addendum (VI) below

34	Turkey	X	Yes – refer to Addendum (IV) below

35	United Kingdom	X

36	United States	X

Lender acknowledges that this Schedule 4 to the Securities Lending Agreement dated April 11, 2016 is effective as of the date specified below and that the relevant Addenda within this Schedule shall apply.

Each Lender severally and not jointly:

EQ ADVISORS TRUST

1290 FUNDS

on behalf of each of their series listed on Annex A

By:
	Name:	Brian Walsh
	Title:	Chief Financial Officer
	Date:	10/25/21